SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON,  D.C.  20549

                         FORM  8-K
                        CURRENT REPORT

              Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):
                             April 19, 2002
                             --------------



                   FOODARAMA SUPERMARKETS, INC.
---------------------------------------------------------------
        (Exact name of registrant as specified in charter)



   New Jersey                  1-5745-1       21-0717108
---------------------------------------------------------------
(State or other jurisdiction  (Commission     (IRS Employer
   of incorporation)           file number)  Identification No.)



Building 6, Suite 1, 922 Highway 33, Freehold, New Jersey 07728 (Address of principal executive offices) (Zip code)



Registrant's telephone number, including area code:(732) 462-4700

Item 5.           Other Events


On April 19, 2002, Foodarama Supermarkets, Inc. (the "Company") issued a press release announcing that it has changed the time for its Annual Meeting of Shareholders and that it has mailed to its Shareholders a supplement to its Proxy Statement for its Annual Meeting of Shareholders. A copy of the press release is being filed as an exhibit to this Current Report on Form 8-K.

Item 7.           Financial Statement and Exhibits

(c)   Exhibits.

Exhibit 20        Press Release

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          FOODARAMA SUPERMARKETS, INC.
                                  (REGISTRANT)


                             By: /S/ Richard J. Saker
                                --------------------------
                                 Richard J. Saker
                                 President
                                 Chief Operating Officer


Date: April 19, 2002

EXHIBIT 20                                  CONTACT:    Michael Shapiro
                                                        Senior Vice President
                                                        Chief Financial Officer
                                                        (732) 294-2270
FOR IMMEDIATE RELEASE

FOODARAMA SUPERMARKETS, INC.
ANNOUNCES CHANGE IN TIME OF
ANNUAL MEETING OF SHAREHOLDERS


      Freehold, N.J., April 19, 2002 - Foodarama Supermarkets, Inc. (ASE-FSM) (the "Company" or "Foodarama") announced today that it has changed the time of its Annual Meeting of Shareholders from 10:30 a.m. to 2:00 p.m., local time. The date and place for the meeting remains the same. The Company's Annual Meeting of Shareholders will be held on Wednesday, May 8, 2002 at 2:00 p.m., local time, at the offices of the Company, 922 Highway 33, Building 6, Suite 1, Howell, New Jersey 07731.

      The Company also announced that it has mailed to its shareholders a supplement to its Proxy Statement which contains information regarding certain recent developments in the Company, including the repurchase of certain shares of its Common Stock subsequent to the record date for the Annual Meeting of Shareholders as well as the filing of a shareholders derivative action against the Company, as nominal defendant, and the members of the Board.

     Foodarama Supermarkets, Inc. is a New Jersey corporation formed in 1958 and operates a chain of twenty-two supermarkets in Central New Jersey, as well as two liquor stores and two garden centers, all licensed as Shop-Rite.


















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Certain  information  included in this press release and other  Company  filings
(collectively, the "SEC filings") under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (as well as information communicated orally or in writing between the dates of such SEC filings) contains or may contain forward looking information that is subject to certain risks, trends, and uncertainties that could cause actual results to differ materially from expected results.
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